UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2005
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                            MEXCO ENERGY CORPORATION
             (Exact Name of Registrant as specified in its charter)
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         Colorado                        0-6694                84-0627918
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

        214 W. Texas, Suite 1101, Midland, TX                   79701
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       (Address of Principal Executive Offices)               (Zip Code)

         Registrant's telephone number, including area code 432-682-1119
                                                            ------------

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Royalty Purchase

      On January 14, 2005, Mexco Energy Corporation issued a news release to announce that the Company purchased for $550,000 partially developed royalty interests. The majority of the wells are located in Freestone and Limestone Counties, Texas and operated by Anadarko Petroleum, XTO, and Devon Energy. These properties contain 71 producing wells and an additional nine (9) permitted and/or drilling wells in the Cotton Valley formation. This acreage contains approximately 83 potential undeveloped locations, which are principally Cotton Valley infill wells. This purchase furthers the primary goal of the Company acquiring natural gas reserves. Previous acquisitions of partially developed royalty interests generally have provided high yield and high quality reserves at favorable fixed costs to the Company. As of March 31, 2004, approximately 17% of the Company's revenues were from royalty interests.

      Copy of the news release is filed as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

      (A)   Financial Statements of Businesses Acquired: None

      (B)   Pro Forma Financial Information: None

      (C)   Exhibits:
            Exhibits 99.1: Press Release


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEXCO ENERGY CORPORATION


Date:  January 14, 2005                By: /s/  Tamala L. McComic
                                           -------------------------------------
                                           Vice President, Treasurer and
                                           Chief Financial Officer